UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On April 1, 2005, General Motors Corporation (GM) issued a news release announcing March 2005 sales. The release is as follows:

GM Reports 426,114 Deliveries in March

Retail Sales Up 34 Percent from February, U.S. Share Improves
Full-Size Pickup Sales Lead Industry, Best March Sales Since 1978
New Pontiac G6, Chevrolet Cobalt and Buick LaCrosse All Post Best-Ever Monthly Sales

DETROIT - General Motors dealers sold 426,114 new cars and trucks in March with retail sales up 34 percent from February levels, led by strong retail truck sales. Overall, GM sales were down 1 percent on a selling days adjusted basis and up 3 percent on an absolute basis. GM truck sales (255,209) were up 4 percent, and car sales (170,905) were down 9 percent. Total first quarter sales (1,015,142) were down 5 percent. Truck sales in the first quarter (596,866) were down 1.5 percent, and car sales (418,276) were down 9 percent.

"We experienced a nice improvement in both sales and share in March led by full-size pickup and launch vehicle sales," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "Several of our launch vehicles, including Pontiac G6, Buick LaCrosse, Chevrolet Cobalt and Colorado and GMC Canyon, all posted best-ever sales. Cobalt, in particular, had exceptional sales, breaking the 14,000-unit sales mark. We're encouraged by the sales performance of our launch vehicles and are hopeful that sales will continue to gain momentum as consumers become more aware of them and recognize the value they represent."

Sales of GM's new models continued to grow month-over-month comprising an increasingly greater percentage of GM deliveries, accounting for 24 percent of March deliveries and 26 percent for the first quarter. Pontiac G6 had its best-ever monthly sales in March, beating its previous high in February by 21 percent. With the anticipated addition of the coupe this summer, availability of 4-cylinder engines and a retractable hardtop convertible in early 2006, G6 sales are expected to continue to strengthen.

The new Buick LaCrosse in March had its best sales month since introduction. Total deliveries were up 21 percent compared to February. LaCrosse retail sales again outpaced year-ago combined Century and Regal retail sales achieving a 16.5 percent improvement. Additionally, Buick's new crossover sport van, Terraza, also posted its best-ever monthly sales with a 37 percent increase over February deliveries. Buick plans to introduce its third all-new vehicle in just over a year with the launch of Lucerne later this year.

The first launch vehicles in Chevrolet's product blitz of 20 new models are showing strong sales results. Cobalt achieved best-ever sales in March with deliveries that were 66 percent above February results. Production of the Cobalt SS coupe and Cobalt SS sedan is scheduled to begin this summer. Aveo sales were up 34 percent compared to year-ago levels, and Colorado sales rose 58 percent. Chevrolet's new crossover sport van, Uplander, posted its second-best sales month. Continuing its strong sales results, Equinox deliveries in March broke the 10,000-unit mark for the fifth time in the last seven months. Next up for Chevrolet are the new HHR, which is scheduled for introduction in the late summer/early fall of 2005 and the new Impala and Monte Carlo, scheduled to arrive in dealers' showrooms later this year.

Highlights of GM's truck sales: Sales of GM's industry-leading truck lineup were up 4 percent in March, led by a 17 percent increase and the best March full-size pickup sales since 1978. Chevrolet Silverado sales climbed 18 percent, and GMC Sierra sales increased 23 percent, setting new March sales records. In the very competitive full-size pickup segment, Silverado and Sierra sales continue to outperform the segment, for which total sales are down for the calendar year-to-date. Mid-size pickup sales rose 38 percent in March, led by best-ever monthly sales of the Chevrolet Colorado (up 58 percent) and GMC Canyon (up 77 percent). In addition to solid sales for the crossover sport vans Chevrolet Uplander and Buick Terraza, Saturn Relay also posted its best sales to date, a 22 percent increase over February deliveries.

Highlights of GM's car sales: Consumers continued to respond enthusiastically to Cadillac STS, which achieved its second-best monthly sales since launch. March sales were 31 percent higher than February deliveries. Entry-level car sales in March were up 7 percent, led by strong sales of Chevrolet Aveo and Cobalt and Saturn Ion, which was up 1 percent compared to last year. Pontiac GTO deliveries were up 84 percent compared to year-ago levels, and Chevrolet Corvette sales rose 2 percent.

Certified Used Vehicles

March sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 47,251 units, up 6 percent over last March and the category's second-highest monthly sales performance. Total year-to-date certified GM sales are 132,596 units, up 2 percent over last year's first quarter.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted its third highest sales month on record with strong sales of 40,142 units, up 7 percent from last March. Year-to-date sales for GM Certified Used Vehicles are 113,413, up 4 percent.

Cadillac Certified Pre-Owned Vehicles posted its second-best monthly performance with sales of 3,523 units, up more than 18 percent. Used Cars from Saturn sold 2,867 units, down 13 percent. Saab Certified Pre-Owned Vehicles sold 719 units, up 2 percent.

"GM continues to set the pace in the certified segment, with the category's second-highest monthly sales performance ever," LaNeve said. "GM Certified Used Vehicles, the number-one selling certified brand, was up 7 percent from last March, and Cadillac Certified Pre-Owned Vehicles posted its second-best monthly sales on record, up 18 percent. We're bullish on the prospects for continued growth through 2005."

GM North America Reports March 2005 and 2005 First-Quarter Production Results, 2005 Second-Quarter Production Forecast Remains Unchanged

In March, GM North America produced 401,000 vehicles (161,000 cars and 240,000 trucks), compared to 532,000 vehicles (207,000 cars and 325,000 trucks) produced in March 2004. Production totals include joint venture production of 23,000 vehicles in March 2005 and 20,000 vehicles in March 2004.

GM North America built 1.183 million vehicles (470,000 cars and 713,000 trucks) in the first quarter of 2005. In the first quarter of 2004, GM North America built 1.345 million vehicles (525,000 cars and 820,000 trucks). Additionally, the region's 2005 second-quarter production forecast remains unchanged at 1.25 million vehicles (431,000 cars and 819,000 trucks). In the second quarter of 2004, the region produced 1.389 million vehicles (543,000 cars and 846,000 trucks).

GM also announced revised 2005 first-quarter and second-quarter production forecasts for its international regions:

GM Europe - GM Europe's revised 2005 first-quarter production estimate is 502,000 vehicles, up 2,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 473,000 vehicles. The region's revised 2005 second-quarter production forecast is 503,000 vehicles, up 5,000 vehicles from last month's guidance. In the second quarter of 2004, GM Europe built 503,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 first-quarter production forecast is 341,000 vehicles, down 4,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 296,000 vehicles. In addition, the region's revised 2005 second-quarter production estimate is 387,000 vehicles, down 6,000 vehicles from last month's guidance. In the second quarter of 2004, GM Asia Pacific built 337,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 first-quarter production estimate is 185,000 vehicles, down 2,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 159,000 vehicles. Also, the region's revised 2005 second-quarter production estimate is 200,000 vehicles, down 8,000 vehicles from last month's guidance. In the second quarter of 2004, the region built 172,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 324,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                 March                   January - March
-------------------------------------------------------------------------------
 Curr S/D:   27                           % Chg
 Prev S/D:   26         2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
Vehicle Total        426,114   414,949     -1.1  1,015,142  1,067,116     -4.9
-------------------------------------------------------------------------------
Car Total            170,905   179,428     -8.3    418,276    460,892     -9.2
-------------------------------------------------------------------------------
Truck Total          255,209   235,521      4.3    596,866    606,224     -1.5
-------------------------------------------------------------------------------
Light Truck Total    249,537   231,490      3.8    584,293    596,259     -2.0
-------------------------------------------------------------------------------
Light Vehicle Total  420,442   410,918     -1.5  1,002,569  1,057,151     -5.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   Market Division
   Vehicle Total                                      Calendar Year-to-Date
                                 March                   January - March
-------------------------------------------------------------------------------
                                          % Chg
                        2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
Buick                 22,706    29,490    -25.9     61,167     78,012    -21.6
Cadillac              19,579    19,431     -3.0     50,073     51,175     -2.2
Chevrolet            258,160   233,412      6.5    615,307    600,843      2.4
GMC                   54,183    50,094      4.2    123,199    130,463     -5.6
HUMMER                 2,220     2,334     -8.4      5,950      6,402     -7.1
Oldsmobile               213     6,652    -96.9        791     17,031    -95.4
Other - Isuzu          1,814     1,064     64.2      3,325      2,861     16.2
Pontiac               43,893    47,990    -11.9     99,734    120,358    -17.1
Saab                   3,161     3,702    -17.8      7,344      8,050     -8.8
Saturn                20,185    20,780     -6.5     48,252     51,921     -7.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  161,524   171,530     -9.3    393,637    443,158    -11.2
-------------------------------------------------------------------------------
Light Truck          249,537   231,490      3.8    584,293    596,259     -2.0
-------------------------------------------------------------------------------

Twenty-seven selling days for the March period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                   March              January - March
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
Century                1,280     6,817    -81.9      3,330     18,527    -82.0
LaCrosse               8,233         0    ***.*     19,281          0    ***.*
LeSabre                4,857     9,526    -50.9     17,320     26,555    -34.8
Park Avenue              429     2,123    -80.5      1,219      5,280    -76.9
Regal                    115     2,822    -96.1        327      5,174    -93.7
      Buick Total     14,914    21,288    -32.5     41,477     55,536    -25.3
-------------------------------------------------------------------------------
CTS                    5,430     6,057    -13.7     13,402     14,173     -5.4
DeVille                3,259     4,765    -34.1     10,455     15,357    -31.9
Eldorado                   0         1    ***.*          0          1    ***.*
Seville                   19       466    -96.1         66      1,329    -95.0
STS                    2,954         0    ***.*      6,871          0    ***.*
XLR                      453       370     17.9        967        917      5.5
     Cadillac Total   12,115    11,659      0.1     31,761     31,777     -0.1
-------------------------------------------------------------------------------
Aveo                   4,845     3,477     34.2     14,034      7,883     78.0
Camaro                     0        10    ***.*          0         19    ***.*
Cavalier               5,231    17,128    -70.6     13,981     50,061    -72.1
Classic               10,469    10,120     -0.4     30,480     29,012      5.1
Cobalt                14,261         0    ***.*     29,162          0    ***.*
Corvette               3,215     3,033      2.1      7,962      8,401     -5.2
Impala                25,072    30,175    -20.0     64,328     72,624    -11.4
Malibu                20,085    12,997     48.8     45,792     28,989     58.0
Monte Carlo            3,810     5,223    -29.8      9,773     13,880    -29.6
Prizm                      0         0    ***.*          0          1    ***.*
SSR                    1,125     1,087     -0.3      2,703      3,069    -11.9
    Chevrolet Total   88,113    83,250      1.9    218,215    213,939      2.0
-------------------------------------------------------------------------------
Alero                    164     4,864    -96.8        587     13,233    -95.6
Aurora                     4        21    -81.7          7        104    -93.3
Intrigue                   0         4    ***.*          0         13    ***.*
    Oldsmobile Total     168     4,889    -96.7        594     13,350    -95.6
-------------------------------------------------------------------------------
Bonneville             1,096     2,329    -54.7      3,719      7,306    -49.1
Firebird                   0         7    ***.*          0         19    ***.*
G6                     9,565         0    ***.*     20,712          0    ***.*
Grand Am               7,959    14,434    -46.9     18,427     37,246    -50.5
Grand Prix            10,036    14,607    -33.8     21,508     38,612    -44.3
GTO                    1,375       719     84.2      3,261      1,801     81.1
Sunfire                4,855     4,155     12.5     10,949      9,177     19.3
Vibe                   6,297     5,804      4.5     14,036     12,481     12.5
     Pontiac Total    41,183    42,055     -5.7     92,612    106,642    -13.2
-------------------------------------------------------------------------------
9-2X                     430         0    ***.*        796          0    ***.*
9-3                    2,258     2,934    -25.9      5,330      6,293    -15.3
9-5                      473       768    -40.7      1,218      1,757    -30.7
       Saab Total      3,161     3,702    -17.8      7,344      8,050     -8.8
-------------------------------------------------------------------------------
ION                   10,386     9,922      0.8     23,606     25,105     -6.0
Saturn L Series          865     2,663    -68.7      2,667      6,493    -58.9
Saturn S Series            0         0    ***.*          0          0    ***.*
      Saturn Total    11,251    12,585    -13.9     26,273     31,598    -16.9
-------------------------------------------------------------------------------
        GM Total     170,905   179,428     -8.3    418,276    460,892     -9.2
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   161,524   171,530     -9.3    393,637    443,158    -11.2
-------------------------------------------------------------------------------
GM Import              9,381     7,898     14.4     24,639     17,734     38.9
-------------------------------------------------------------------------------
        GM Total     170,905   179,428     -8.3    418,276    460,892     -9.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                   March              January - March
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           14,914    21,288    -32.5     41,477     55,536    -25.3
Cadillac Total        12,115    11,659      0.1     31,761     31,777     -0.1
Chevrolet Total       83,268    79,773      0.5    204,181    206,056     -0.9
Oldsmobile Total         168     4,889    -96.7        594     13,350    -95.6
Pontiac Total         39,808    41,336     -7.3     89,351    104,841    -14.8
Saturn Total          11,251    12,585    -13.9     26,273     31,598    -16.9
     GM North America
       Total*        161,524   171,530     -9.3    393,637    443,158    -11.2
===============================================================================
Chevrolet Total        4,845     3,477     34.2     14,034      7,883     78.0
Pontiac Total          1,375       719     84.2      3,261      1,801     81.1
Saab Total             3,161     3,702    -17.8      7,344      8,050     -8.8
     GM Import Total   9,381     7,898     14.4     24,639     17,734     38.9
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           22,706    29,490    -25.9     61,167     78,012    -21.6
Cadillac Total        19,579    19,431     -3.0     50,073     51,175     -2.2
Chevrolet Total      258,160   233,412      6.5    615,307    600,843      2.4
GMC Total             54,183    50,094      4.2    123,199    130,463     -5.6
HUMMER Total           2,220     2,334     -8.4      5,950      6,402     -7.1
Oldsmobile Total         213     6,652    -96.9        791     17,031    -95.4
Other-Isuzu Total      1,814     1,064     64.2      3,325      2,861     16.2
Pontiac Total         43,893    47,990    -11.9     99,734    120,358    -17.1
Saab Total             3,161     3,702    -17.8      7,344      8,050     -8.8
Saturn Total          20,185    20,780     -6.5     48,252     51,921     -7.1
     GM Total        426,114   414,949     -1.1  1,015,142  1,067,116     -4.9
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                   March              January - March
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
Rainier                1,420     2,130    -35.8      3,329      5,432    -38.7
Rendezvous             4,863     6,072    -22.9     13,075     17,044    -23.3
Terraza                1,509         0    ***.*      3,286          0    ***.*
    Total Buick        7,792     8,202     -8.5     19,690     22,476    -12.4
-------------------------------------------------------------------------------
Escalade               2,722     2,908     -9.9      7,270      7,539     -3.6
Escalade ESV           1,243     1,100      8.8      3,136      2,840     10.4
Escalade EXT             764       915    -19.6      1,907      2,380    -19.9
SRX                    2,735     2,849     -7.6      5,999      6,639     -9.6
  Total Cadillac       7,464     7,772     -7.5     18,312     19,398     -5.6
-------------------------------------------------------------------------------
Astro                  3,488     3,024     11.1      8,516      7,901      7.8
C/K Suburban(Chevy)    7,672     8,765    -15.7     18,234     25,756    -29.2
Chevy C/T Series          28        33    -18.3         50         90    -44.4
Chevy W Series           290       198     41.0        593        497     19.3
Colorado              14,089     8,574     58.2     32,523     17,275     88.3
Equinox               11,616     1,051    964.3     29,777      1,051    ***.*
Express Cutaway/G Cut  1,645     1,776    -10.8      4,119      4,076      1.1
Express Panel/G Van    7,734     6,395     16.5     18,932     16,327     16.0
Express/G Sportvan     2,381     1,222     87.6      5,998      3,181     88.6
Kodiak 4/5 Series      1,013       749     30.2      2,540      1,751     45.1
Kodiak 6/7/8 Series      454       335     30.5      1,001        898     11.5
S/T Blazer               803     4,448    -82.6      2,359      9,767    -75.8
S/T Pickup                22     1,354    -98.4         72      4,829    -98.5
Tahoe                 13,815    15,256    -12.8     32,854     42,411    -22.5
Tracker                  100     1,481    -93.5        308      5,956    -94.8
TrailBlazer           20,717    21,785     -8.4     47,558     61,675    -22.9
Uplander               5,029         0    ***.*     14,141          0    ***.*
Venture                1,359     8,553    -84.7      3,190     16,778    -81.0
................................................................................
     Avalanche         6,330     6,928    -12.0     15,006     19,348    -22.4
     Silverado-C/K
       Pickup         71,462    58,235     18.2    159,321    147,337      8.1
Chevrolet Fullsize
  Pickups             77,792    65,163     15.0    174,327    166,685      4.6
................................................................................
  Chevrolet Total    170,047   150,162      9.0    397,092    386,904      2.6
-------------------------------------------------------------------------------
Canyon                 3,698     2,016     76.6      8,444      4,146    103.7
Envoy                  9,883    11,656    -18.4     21,678     30,924    -29.9
GMC C/T Series            16        36    -57.2         38         99    -61.6
GMC W Series             539       409     26.9      1,135        973     16.6
Safari (GMC)             520       631    -20.6      1,263      1,670    -24.4
Savana Panel/G Classic 1,945     1,843      1.6      4,927      4,526      8.9
Savana Special/G Cut   2,276     2,236     -2.0      4,057      5,734    -29.2
Savana/Rally             231       235     -5.3        544        584     -6.8
Sierra                22,418    17,510     23.3     50,869     43,771     16.2
Sonoma                    14       458    -97.1         41      1,565    -97.4
Topkick 4/5 Series       893       574     49.8      1,687      1,541      9.5
Topkick 6/7/8 Series     625       633     -4.9      2,204      1,255     75.6
Yukon                  6,377     7,087    -13.4     15,127     20,456    -26.1
Yukon XL               4,748     4,770     -4.1     11,185     13,219    -15.4
     GMC Total        54,183    50,094      4.2    123,199    130,463     -5.6
-------------------------------------------------------------------------------
HUMMER H1                 38        34      7.6         67        102    -34.3
HUMMER H2              2,182     2,300     -8.6      5,883      6,300     -6.6
   HUMMER Total        2,220     2,334     -8.4      5,950      6,402     -7.1
-------------------------------------------------------------------------------
Bravada                   32       258    -88.1        119        776    -84.7
Silhouette                13     1,505    -99.2         78      2,905    -97.3
 Oldsmobile Total         45     1,763    -97.5        197      3,681    -94.6
-------------------------------------------------------------------------------
Other-Isuzu F Series     120       127     -9.0        272        276     -1.4
Other-Isuzu N Series   1,694       937     74.1      3,053      2,585     18.1
 Other-Isuzu Total     1,814     1,064     64.2      3,325      2,861     16.2
-------------------------------------------------------------------------------
Aztek                    817     1,534    -48.7      1,917      5,071    -62.2
Montana                  613     4,401    -86.6      1,404      8,645    -83.8
Montana SV6            1,280         0    ***.*      3,801          0    ***.*
   Pontiac Total       2,710     5,935    -56.0      7,122     13,716    -48.1
-------------------------------------------------------------------------------
Relay                  1,614         0    ***.*      4,076          0    ***.*
VUE                    7,320     8,195    -14.0     17,903     20,323    -11.9
   Saturn Total        8,934     8,195      5.0     21,979     20,323      8.1
-------------------------------------------------------------------------------
     GM Total        255,209   235,521      4.3    596,866    606,224     -1.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   253,178   234,274      4.1    592,841    602,801     -1.7
-------------------------------------------------------------------------------
GM Import              2,031     1,247     56.8      4,025      3,423     17.6
-------------------------------------------------------------------------------
     GM Total        255,209   235,521      4.3    596,866    606,224     -1.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   249,537   231,490      3.8    584,293    596,259     -2.0
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0          0    ***.*
-------------------------------------------------------------------------------
     GM Total        249,537   231,490      3.8    584,293    596,259     -2.0
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                   March              January - March
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
   Selling Days (S/D)    27       26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            7,792     8,202     -8.5     19,690     22,476    -12.4
Cadillac Total         7,464     7,772     -7.5     18,312     19,398     -5.6
Chevrolet Total      169,841   150,047      9.0    396,657    386,597      2.6
GMC Total             53,790    49,779      4.1    122,295    129,688     -5.7
HUMMER Total           2,220     2,334     -8.4      5,950      6,402     -7.1
Oldsmobile Total          45     1,763    -97.5        197      3,681    -94.6
Other-Isuzu Total        382       247     48.9        639        520     22.9
Pontiac Total          2,710     5,935    -56.0      7,122     13,716    -48.1
Saturn Total           8,934     8,195      5.0     21,979     20,323      8.1
    GM North America
      Total*         253,178   234,274      4.1    592,841    602,801     -1.7
-------------------------------------------------------------------------------
Chevrolet Total          206       115     72.5        435        307     41.7
GMC Total                393       315     20.1        904        775     16.6
Other-Isuzu Total      1,432       817     68.8      2,686      2,341     14.7
    GM Import Total    2,031     1,247     56.8      4,025      3,423     17.6
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            7,792     8,202     -8.5     19,690     22,476    -12.4
Cadillac Total         7,464     7,772     -7.5     18,312     19,398     -5.6
Chevrolet Total      168,262   148,847      8.9    392,908    383,668      2.4
GMC Total             52,110    48,442      3.6    118,135    126,595     -6.7
HUMMER Total           2,220     2,334     -8.4      5,950      6,402     -7.1
Oldsmobile Total          45     1,763    -97.5        197      3,681    -94.6
Pontiac Total          2,710     5,935    -56.0      7,122     13,716    -48.1
Saturn Total           8,934     8,195      5.0     21,979     20,323      8.1
    GM North America
      Total*         249,537   231,490      3.8    584,293    596,259     -2.0
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            7,792     8,202     -8.5     19,690     22,476    -12.4
Cadillac Total         7,464     7,772     -7.5     18,312     19,398     -5.6
Chevrolet Total      168,262   148,847      8.9    392,908    383,668      2.4
GMC Total             52,110    48,442      3.6    118,135    126,595     -6.7
HUMMER Total           2,220     2,334     -8.4      5,950      6,402     -7.1
Oldsmobile Total          45     1,763    -97.5        197      3,681    -94.6
Pontiac Total          2,710     5,935    -56.0      7,122     13,716    -48.1
Saturn Total           8,934     8,195      5.0     21,979     20,323      8.1
    GM Total         249,537   231,490      3.8    584,293    596,259     -2.0
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 04/01/05



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
2005 Q1  #       470    713 1,183       502   185   341      2,211      16    51        289
O/(U) prior
forecast:@         0      3     3         2    (2)   (4)        (1)      0     0         (2)
-------------   -----------------       ---   ---   ---      -----
2005 Q2 #        431    819 1,250       503   200   387      2,340      17    47        323
O/(U) prior
forecast:@         0      0     0         5    (8)   (6)        (9)      0     0         (6)
-------------   -----------------       ---   ---   ---      -----
===========================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
    2001
1st Qtr.         580    634 1,214       538   138    51      1,941      18     9         NA
2nd Qtr.         638    726 1,364       491   165    64      2,084      13    16         NA
3rd Qtr.         574    664 1,238       373   146    74      1,832      11    15         NA
4th Qtr.         573    721 1,294       441   127    67      1,929       9    16         NA
               -----  ----- -----     -----   ---   ---      -----      --    --
     CY        2,365  2,745 5,110     1,842   575   256      7,786      51    56         NA

    2002
1st Qtr.         600    753 1,353       456   131    65      2,005      11    11         NA
2nd Qtr.         688    865 1,553       453   141    74      2,221      15    17         NA
3rd Qtr.         568    740 1,308       408   132    87      1,935      19    20         NA
4th Qtr.         602    824 1,426       453   157    81      2,117      14    25         NA
               -----  ----- -----     -----   ---   ---      -----      --    --
     CY        2,458  3,182 5,640     1,770   561   307      8,278      59    73         NA

    2003
1st Qtr.         591    860 1,451       491   127    77      2,146      19    24         NA
2nd Qtr.         543    837 1,380       488   128    90      2,086      19    24         NA
3rd Qtr.         492    753 1,245       393   135   120      1,893      20    17         NA
4th Qtr.         558    827 1,385       446   157   133      2,121      16    20         NA
               -----  ----- -----     -----   ---   ---      -----      --    --
     CY        2,184  3,277 5,461     1,818   547   420      8,246      74    85         NA

    2004
1st Qtr.         525    820 1,345       473   159   296      2,273      19    19        247
2nd Qtr.         543    846 1,389       503   172   337      2,401      18    48        284
3rd Qtr.         463    746 1,209       411   185   314      2,119      16    43        261
4th Qtr.         466    811 1,277       442   200   386      2,305      17    47        324
               -----  ----- -----     -----   --- -----      -----      --   ---      -----
     CY        1,997  3,223 5,220     1,829   716 1,333      9,098      70   158      1,116

    2005
1st Qtr. #       470    713 1,183       502   185   341      2,211      16    51        289
2nd Qtr. #       431    819 1,250       503   200   387      2,340      17    47        323
-------------   -----------------       ---   ---   ---      -----

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car;
  HUMMER and CAMI units included in GMNA Truck
2 GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly
  Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai
  GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  April 1, 2005                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)